EXHIBIT 10

To All Shareholders of Senior Care Industries, Inc.:

Enclosed for your consideration is a Tender Offer and Prospectus under the terms of which you may surrender your Common stock in Senior Care Industries, Inc. [Senior Care] and receive 1 share of Series G Preferred stock.

This Offer is not being made by this letter but is being made by the enclosed Tender Offer and Prosptectus.

The Securities and Exchange Commission (SEC) and state securities regulators have not approved these securities or determined if the enclosed prospectus is truthful or complete. Any representation to the contrary is a criminal offense. This Tender Offer and Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Please read the prospectus carefully. It describes Senior Care, its finances and services. Federal and state securities laws require that we include in the Tender Offer and Prospectus all the important information that you will need to make an investment decision.

You should rely only on the information contained in the Tender Offer and Prospectus to make your investment decision. We have not authorized anyone to provide you with information that is different from what is contained in the prospectus.

            THE INFORMATION IN THE ENCLOSED DOCUMENTS IS NOT COMPLETE
         AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE
                REGISTRATION STATEMENT FILED WITH THE SECURITIES
                      AND EXCHANGE COMMISSION IS EFFECTIVE.

If you wish to tender all of your Common shares of Senior Care or any portion of those shares, you must send the share certificates together with this Letter of Transmittal, signed and filled out in all respects, to the Depository that is handling this transaction for Senior Care.

This Letter of Transmittal, fully filled out and signed together with your original stock certificate or certificates duly endorsed with a medallion guarantee from your bank or your broker, should be sent to the following address:

                              First American Stock Transfer, Inc.
                              1717 E. Bell Road, 2-155
                              Phoenix, AZ 85022
                              Telephone: (602) 485-1346

The documents may be sent by Mail or by any overnight express carrier. A return address, postage paid envelope is enclosed for your use in this transaction.

In the event your stock certificates are with a broker dealer, then you should contact your broker to find out how to exercise this Tender since your broker may have alternative ways of exercising the Tender other than as set forth here.

If your Senior Care common stock is held by a broker, you should receive instructions from your broker on how to participate in this Tender Offer. Contact your broker directly if you have not already received instructions. Some financial institutions may effect tenders by transmitting shares electronically through the Depository Trust Company.

PLEASE BE CERTAIN THAT YOU HAVE INCLUDED:

1.  THIS TRANSMITTAL LETTER FULLY FILLED OUT AND SIGNED

2.  YOUR STOCK CERTIFICATES

3.  THAT YOU HAVE ENDORSED EACH STOCK CERTIFICATE ON THE BACK SIDE AND

4.  HAVE OBTAINED A SIGNATURE GUARANTEE FROM YOUR BANK OR BROKERAGE HOUSE.

5. THIS LETTER AND THE ENCLOSED ENDORSED STOCK CERTIFICATES MUST ARRIVE AT THE DEPOSITORY NO LATER THAN AUGUST 10, 2001.

The Undersigned, being a shareholder in Senior Care Industries, Inc. [Senior Care], desires to tender my shares in Senior Care as set forth hereinbelow. I understand that by this tender, I will receive the following:

1 share of Series G Preferred stock for each Senior Care Common share that I tender. I further understand that Series G Preferred stock will be convertible into Common stock in Senior Care on the following table:

a. 20% of the number of shares of Series G Preferred may be converted into 60 shares of Common stock on the 12th month anniversary date of the tender offer;

b. 20% of the number of shares of Series G Preferred may be converted into 60 shares of Common stock on each anniversary date thereafter until all of me Series G Preferred have been converted.

Name:                                    Number of Shares Tendered:
     -------------------------------                               -------------

Address:                                 Social Security No.
        ----------------------------     (Or Taxpayer ID Number)   -------------

City:                State:      Zip:
      ---------------      ------    ------------

Signed:
       --------------------------------------------
       Exact Name as Set Forth on Share Certificate

Please sign Tender exactly as your name appears on the share certificate. When signing as attorney, executor, administrator, trustee, or guardian, give full title as such. If signer is a corporation, sign full corporate name by duly authorized officer. If shares are held in the name of two or more persons, all should sign.

This Tender should be mailed so that it will be received no later than the close of business on August 10, 2001. It should be mailed as follows:

                              First American Stock Transfer, Inc.
                              1717 E. Bell Road, 2-155
                              Phoenix, AZ 85022
                              Telephone: (602) 485-1346

                                        2